Company Update April 2020 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company's plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, disease outbreaks and pandemics such as COVID-19, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, and the current implications of the novel coronavirus (COVID-19), as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (SEC). The forward-looking statements contained herein speak only as of the date of this presentation. Except as required by applicable law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation also includes certain market and projected growth data that is based on various publicly available sources, the Company’s own estimates and a number of assumptions and limitations. The data have been obtained or derived from sources believed to be reliable, but the Company has not independently verified such information and assumes no responsibility for the accuracy of such information. In addition, assumptions and estimates of energy markets and future performance and demand for energy sources are necessarily subject to a higher degree of uncertainty and risk due to a variety of factors. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release on March 16, 2020 and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, filed with the SEC on January 22, 2020, our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2020, filed with the SEC on March 16, 2020.

Purpose Statement Enable the world to live a life empowered by clean energy

A Global Leader in Fuel Cell Technology Operating Since 1969

COMPANY OVERVIEW

- FuelCell Energy delivers clean and affordable fuel cell solutions for the supply, recovery and storage of energy
- The Company's SureSource fuel cell systems provide continuous, baseload power and are deployed with utility, municipality, university and industrial and commercial enterprise customers
- Turn-key solutions include everything from the design and installation of a project to the long-term operation and maintenance of the fuel cell system

GLOBAL CUSTOMERS

Pfizer, ExxonMobil, TOYOTA, LIPA, RIVERSIDE, AMERICAN ELECTRIC POWER, PEPPERIDGE FARM, Radisson, Clearway, UCIRVINE, Federal Ministry of Education and Research, Pacific Gas and Electric Company, KOSPO, EDISON, e.on, cmeec, AVANGRID, FRIATEC, Hartford Hospital

COMPANY HIGHLIGHTS[1]

Danbury, CT	Headquarters
~300	Employees
Ticker	FCEL (NASDAQ)
3	Continents
57	Global plant installations
>255 MW	Deployed Capacity in Field
9.5M+ MWh	Generated Since 1969
$60.8M	**FY2019 Revenue**

REVENUE DRIVERS

SERVICE & LICENSE	ADVANCED TECHNOLOGIES	GENERATION	PRODUCT
			

FY2019 Revenue

SERVICE & LICENSE	ADVANCED TECHNOLOGIES	GENERATION	PRODUCT
$26.6M	$19.6M	$14.0M	$0.5M

High Visibility to Recurring Revenue

Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology

(1) As of the quarter ended January 31, 2020 unless otherwise noted

fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 4

FuelCell Energy – Technology Overview

- Fuel cells cleanly and efficiently convert chemical energy from hydrogen-rich fuels into electrical power and high quality heat via an electrochemical process
  - The process is highly efficient and emits water rather than pollutants as there is no burning of fuel
- Similar to a battery, a fuel cell is comprised of many individual cells that are grouped together to form a fuel cell stack
- When a hydrogen-rich fuel such as clean natural gas or renewable biogas enters the fuel cell stack, it reacts electrochemically with oxygen to produce electric current, heat and water
- Fuel cells have the ability to continuously generate electricity as long as fuel is continuously supplied
- FuelCell's SureSource power plants are based on carbonate fuel cell technology
- To produce electricity, carbonate fuel cells generate hydrogen directly from a fuel source, such as natural gas or renewable biogas, via an internal reforming process
  - This approach, which is patented by FuelCell, is a distinct competitive advantage of carbonate fuel cells


ANODE
MATRIX
Oxidant (air)
Hydrogen Rich Fuel
(combination of natural gas or biogas and water)
CATHODE
BIPOLAR PLATE



<u>Diagram Description</u>: FuelCell Energy's SureSource 3000 power plant typically is comprised of two fuel cell modules (**green**). One of four fuel cell stacks within each of the modules is visible in the cutaway. The incoming fuel is processed by the mechanical balance of plant (**gray**). The electrical output is processed by the electrical balance of plant (**blue**)

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FUELCELL ENERGY INVESTOR PRESENTATION 5

In House Fuel Cell Manufacturing Expertise

FuelCell Energy utilizes proprietary designs and processes, along with state-of-the-art manufacturing equipment, to produce the fuel cell components that are the heart of the Company's SureSource systems

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ANODE
MATRIX
CATHODE
BIPOLAR PLATE

Individual fuel cell components

1



400 components are used to build one 350 kW fuel cell stack

2



4 stacks combined to build a 1.4 MW plant

3



The stacks are enclosed, creating the fuel cell module

4



Two modules are used for a 2.8MW power plant

5

SureSource 3000 Fuel Cell Production Flow

fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 6

Global Track Record

✓ **More than 100 SureSource plants in operation at more than 50 sites**
✓ **More than 350 MW of SureSource modules in operation or on order**
✓ **More than 9,500,000 MWh generated by SureSource power plants**

Grid Support with CHP

- Power sold to grid
- Heat sold to district heating system
- 20 MW KOSPO site built in 2018
- 6 month construction time
- Potential to easily scale larger


KOSPO



Grid Support / Urban Redevelopment

- Power sold to grid
- Enhance resiliency
- Brownfield revitalization
- 15 MW on 1 ½ acres
- Only 12 mo. Installation
- Owned by FuelCell

Resiliency for Pharma

- 5.6 MW with steam for company campus
- Predictable power solving grid quality issues
- Immediate savings vs. grid
- Sustainability


Pfizer


AVANGRID

Fuel Cell / Solar Integration

- Utility-owned, rate-based
- Enhance resiliency
- 2.8 MW fuel cell on ¼ acre
  - *~23,000 MWh annually*
- 2.2 MW solar on ~9 acres
  - *~3,000 MWh annually*

fuelcellenergy
FUELCELL ENERGY INVESTOR PRESENTATION 7

Long-term Macro Trends Supporting Clean Energy

Sustainable Clean Energy

Renewable energy exceeded coal for the first time by providing 23% of U.S. power generation, compared to coal's 20% share[1] in April 2019

FuelCell Energy expected to benefit from broader shift towards consumption of clean energy/power generation

Grid Resiliency and Reliability

Intermittency of power resources, natural disasters, and events such as the California fires have increased public awareness of grid limitations

FuelCell Energy's on-site power generation solutions are ideal for installations requiring continuous 24/7 power such as hospitals, schools, and large businesses

Carbon Reduction

Paris Climate Agreement: global economies committed to become carbon neutral by 2050

FuelCell Energy has the only technology in the world that produces power while capturing carbon, which we believe is the best technology today to achieve this 2050 goal

Regulatory Support

State and local governments are driving clean energy and climate policies; in 2018 more than 90 U.S. cities and towns have committed to sourcing their electricity from 100% renewables[2]

FuelCell Energy supports the environmental objectives of state and local government

Well Positioned to Meet Growing Demand

(1) Source: Guardian
(2) Sierra Club

fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 8

Recent Developments

2019 | **2020**

KEY ACCOMPLISHMENTS

June
Tony Leo appointed CTO and **Mike Lisowski appointed COO**

August
Jason Few appointed CEO

Fully implemented business restructuring initiatives to realize annualized operating savings of approximately $15 million

October
Entered strategic agreement with E.ON to develop the European Market

November
Announced $200M corporate loan facility with an 8-year term; Initial draw of $80M completed; enhanced liquidity to complete existing backlog

Announced Ending engagement with Huron to assist with restructuring services, based on progress made by the Company

Announced expanded joint-development agreement with ExxonMobil affiliate to enhance carbon capture technology: Up to $60M

December
Achieved significant progress on Connecticut Municipal Electric Energy Cooperative (CMEEC), Fuel Cell Microgrid Project located on the U.S. Naval Submarine Base, Groton, CT

Completed Tulare BioMAT project, with expected annual revenue in excess of $2.5M

January
Announced update on 7-year extended life stack modules; 7-year modules have been deployed for one year, realizing 40% stack replacement operating cost reductions vs. previous 5-year stack modules

Announced Powerhouse Business Strategy

February
Closed tax equity sale-leaseback financing for the 2.8 MW Tulare BioMAT Fuel Cell Project with Crestmark

March
Continued development of its Toyota Port of Long Beach SureSource Hydrogen project, after CPUC reaffirmed use of directed biogas is permissible

Announced FQ1'2020 results; solid gross margins at 20% and 51% reduction in operating costs vs Q1'2019

Recent Strategic Actions Position FuelCell Energy for Long-term Success

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FUELCELL ENERGY INVESTOR PRESENTATION 10

First Quarter of Fiscal 2020 Highlights Significantly Improved Financial Performance 9% decline in revenues to $16.3 million in the first quarter of fiscal 2020 versus $17.8 million in the first quarter of fiscal 2019 249% improvement in gross profit, with gross margin improving to 20.2% versus (12.4%) in the first quarter of fiscal 2019 51%, or $6.6 million, decrease in operating expense versus the first quarter of fiscal 2019 Loss from operations improved to $(3.1) million in the first quarter of fiscal 2020, compared to a loss from operations of $(15.2) million in the first quarter of fiscal 2019 Backlog of $1.36 billion as of January 31, 2020, a $117.9 million (or 9%) improvement from January 31, 2019 SureSourceTM 7.4 MW Fuel Cell Project with CMEEC Located on the U.S. Navy Subase Groton, Connecticut

First Quarter of Fiscal 2020 Financial Performance

Net Loss, Loss from Operations and Adjusted EBITDA ($M)



1Q19
1Q20
$(17.5)
$(15.2)
($12.1)
$(40.2)
$(3.1)
($0.2)
Net Loss
Loss from Operations
Adjusted EBITDA (1)

- Adjusted EBITDA improved to $(0.2) million from $(12.1) million in fiscal Q1'19
- Benefitted from 51% reduction in operating expense
- Reduced cost and improved factory cost absorption improved by $1.4 million versus prior year quarter
- Generation revenue improved ~$4 million

Cash, Restricted Cash, and Equivalents ($M)



$39.8
$73.9
4Q19
1Q20

- $73.9 million total cash, restricted cash, and equivalents as of 01/31/2020
- $65.5 million funding from Orion Energy Partners; $120 million remaining available under credit facility
- $3.0 million financing from CT Green Bank
- Subsequent to the quarter, completed sale/leaseback transaction with Crestmark for the Tulare BioMAT Fuel Cell Project

Backlog ($B)



$1.25
+9%
$1.36
1Q19
1Q20

- $117.9 million increase in Backlog, reflecting additional generation backlog from the Bridgeport Fuel Cell Park, San Bernardino, and the LIPA Yaphank Solid Waste Management projects

Improved Financial Performance Resulting from Business Transformation Efforts

(1) Refer to GAAP reconciliation in appendix

fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 11

Current On-Balance Sheet Generation Portfolio and Backlog Provide Pathway to Profitability Power Purchase Agreements Forecasted annual contracted revenue Execution rates of project backlog are subject to a number of underlying assumptions that may not be realized. There can be no assurances that we will complete our backlog as set forth above. Recurring Revenue Expected to Grow by 3x with Execution of Project Backlog ■ Generating Assets(1) (MW) ■ Current Backlog (MW) Recurring Revenue with Increase in Backlog ($)(3) Recurring Revenue(2) from Current Backlog ($) □ Future Projects (MW) MW

FuelCell Energy Operating Portfolio and Project Backlog Overview Operating Portfolio as of January 31, 2020 Projects in Process as of January 31, 2020 Refers to FCEL fiscal quarter

Long-Term Targets and Goals Strengthened Financial Position Will Enable Profitable Growth FY 2022 Targets Grow Generation Portfolio(1) 100% Revenue Growth(1) Double-digit CAGR Adjusted EBITDA Deliver Positive Adjusted EBITDA Keys to Business Plan Achievement: Execution on project backlog Winning new business around the world Continued cost control Achieving project milestones Efficient capital deployment Achieve grid parity Sustained positive EBITDA Positive free cash flow Deliver strong returns on invested capital Future Goals As compared to results for the fiscal year ended October 31, 2019

Key Company Highlights Strengthened balance sheet with funding secured to deliver long-term projects to generate recurring revenue 1 New leadership committed to project execution, achieving financial milestones and operational efficiencies 2 On a three-year path of execution to Transform, Strengthen and Grow the organization for long-term success 4 Superior technology for ultra-clean, reliable and scalable baseload power 3

Appendix

Capitalization Summary as of January 31, 2020 As of March 11, 2020 Future required payments totaled $16.3 million as of January 31, 2020. The outstanding financing obligation under the sale-leaseback transactions includes an embedded gain, which will be recognized at the end of each respective lease term Excludes deferred finance costs of $4.5 million and unamortized debt discount of $5.7 million

FuelCell Energy Market Opportunity – Generation, Equipment Sales & Service Significant Potential to Expand Market Adoption Baseload is the largest segment of the U.S. electricity market U.S. Electricity Generation 4,076,675,000 Megawatt hours (MWh) U.S. Electricity Baseload: 77% 3,139,039,750 MWh Alternative Energy Baseload: 27% 1,100,000,000 MWh 810,000 MWh ~85% of fuel cell capacity has come online since 2013 $10B Equipment Market $15B Services Market 3 GW Storage $49B Equipment Market $73B Services Market 16 GW Carbon Capture Global Market1 $70B Equipment Market $104B Services Market Source: Company data. All market estimates represent FCE's near-term penetration of Total Addressable Markets.  Power generation market penetration assumption varies by market, ranging 0.5% to 5% depending on application & geography—average is 1%. Represents 1% of total market opportunity FuelCell Energy Baseload: 0.02% $7B Equipment Market $11B Services Market 2 GW Distributed Power $4B Equipment Market $5B Services Market 1 GW Distributed Hydrogen

Disruptive Carbon Capture Technology Opening New Markets

FuelCell Energy has a joint development agreement with ExxonMobil Research and Engineering to develop, and commercialize a carbon capture system which utilize the Company's carbonate fuel cell technology

Introduction to Carbon Capture Technology

- Carbon capture and storage is the process by which CO_2 that is emitted from the exhaust streams of power plants and other industrial applications, that otherwise would be emitted into the atmosphere, is captured and injected into permanent storage facilities
- Existing processes for capturing CO_2 emissions consume energy, which increases costs; but carbonate fuel cells can produce electricity while they capture and concentrate CO_2 streams
  - This drastically reduces the cost of carbon capture giving this technology the potential for wide spread adoption

FuelCell's SureSource System is the Platform for Carbon Capture

CONCENTRATES CO_2
Carbonate fuel cells can concentrate up to 90% of CO_2 emissions that come out of power plants – concentrated emissions can be more easily captured and stored deep underground

CLEANER AIR
When carbonate fuel cells take CO_2 from the power plant, they eliminate a majority of smog-producing emissions

GENERATES POWER
Carbon capture using fuel cells generates power, which is critical to lowering the cost of carbon capture

CUSTOMIZABLE
Fuel cells are modular solutions, allowing for gradual investments that help utilities meet carbon capture targets over time

Relationship with ExxonMobil & Developmental Milestones

ExxonMobil fuelcellenergy

2016	•FuelCell Energy signs Joint Development Agreement (JDA) with ExxonMobil Research and Engineering ("EMRE")
2017 / 2018	•Joint R&D, engineering studies and market assessments completed •ITC Tax credit reintroduced, and CO_2 tax credit introduced, creating a more conducive macro environment
2019 - 2021	•New 2-year JDA entered into to work towards large scale commercialization with EMRE
2022 - 2023	•SureSource 3000 systems enabled with carbon capture technology to be deployed into select ExxonMobil plants, bringing meaningful revenue from product sales and service agreements to FuelCell
2024 and Beyond	•Large scale deployment globally

~$120 billion+ equipment and services market for power generation and industrial CO_2 capture technology for FuelCell Energy

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FUELCELL ENERGY INVESTOR PRESENTATION 19

Distributed Hydrogen Technology & Toyota Project

FuelCell Energy is able to reconfigure its existing SureSource systems to generate surplus amounts of hydrogen - the first MW scale carbonate fuel cell power generation plant, with a hydrogen fueling station, is currently being developed for Toyota at the Port of Long Beach in California

Distributed Hydrogen Overview

- The SureSource Hydrogen fuel cell power plant is configured to produce additional hydrogen beyond what is needed for power production; generating a stream of hydrogen suitable for industrial or transportation applications
- This application helps to address the need for a hydrogen fueling infrastructure by cleanly and affordably generating high-purity hydrogen in urban locations

Toyota Project – Port of Long Beach

- FuelCell Energy executing a hydrogen generation project with Toyota
  - Toyota will purchase the hydrogen through a long term purchase agreement, as well as a portion of the electricity generated
- When the plant comes online, the SureSource Hydrogen system will generate approximately 2.3MW of electricity and 1.2 tons of hydrogen per day
  - Enough to power the equivalent of about 2,250 average-sized homes and meet the daily driving needs of nearly 1,500 vehicles
- The power generation facility will supply Toyota Logistics Services' operations at the Port, and the location will be the first 100% renewable Toyota facility in North America
- Received favorable opinion from CPUC that confirms project eligibility under BioMAT



Usable Hot Water
Usable Heat
Tri-Generation Direct FuelCell® SureSource Hydrogen power plant
Biogas
Anaerobic Digesters
Ultra Clean Power
Hydrogen
TOYOTA
Port of Long Beach
California Grid
Onsite Hydrogen Fueling Station
TOYOTA
Fueling Station

The distributed hydrogen market represents another multi-billion opportunity for FuelCell Energy fuelcellenergy FUELCELL ENERGY INVESTOR PRESENTATION 20

Relaunched Effort in Europe Including Sub-Megawatt Solutions International Growth Opportunities Are Expanding, Including Large Sub-MW Applications Increasing European Distributed Power Generation Demand European SureSource solutions in Europe include megawatt scale, as well as sub-megawatt plants in both 250 kw and 400 kw outputs Government initiatives are key drivers in increasing demand in Europe Benefits additional markets with the ability to run directly on biogas Ideal for sewage, industrial and business parks, food and beverage industry, universities and colleges, as well as utilities Desirable next to buildings or in space-constrained urban locations SureSourceTM 400 Radisson Blu Hotel Frankfurt, Germany Collaboration agreement with E.ON Business Solutions for a pan-European co-marketing effort of SureSource fuel cell solutions in October 2019

GAAP to Non-GAAP Reconciliation Other income, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of embedded derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations. The Company received a legal settlement of $2.2 million during the three months ended January 31, 2020, which was recorded as an offset to administrative and selling expenses. These supplemental non-GAAP measures are provided to assist readers in determining operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items such as the legal settlement recorded during the first quarter of fiscal 2020, which are considered either non-cash or non-recurring. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.